                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 19, 2004

                                 LIFEPOINT, INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)

DELAWARE                                                  #33-0539168
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(State or other jurisdiction of                           (I.R.S. Employer
incorporation or organization)                            Identification Number)

1205 S. Dupont Street, Ontario, California                                 91761
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(Address of Principal Executive Offices)                              (Zip Code)

(909) 418-3000
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Registrant's Telephone Number, Including Area Code

ITEM 5.  OTHER INFORMATION

         LifePoint, Inc. (the "Company") issued a letter to stockholders detailing the current status of the company, its product manufacturing and marketing efforts. The letter is attached as exhibit 99.1.

ITEM 7.  EXHIBITS

         (c)      EXHIBITS

         99.1     Copy of Letter to Stockholders dated April 19, 2004.

                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned therein to be duly authorized.

                                            LIFEPOINT, INC.
                                            (Registrant)

Date:    April 19, 2004                     By /s/ Craig S. Montesanti
                                               ---------------------------------
                                                   Craig S. Montesanti
                                                   Chief Accounting Officer